Commitment and contingencies (Tables)	12 Months Ended
Mar. 31, 2026
Commitment And Contingencies
Schedule of contingent liabilities
	March 31, 2025	March 31, 2026
Claims against the Group not recognized as debts*	103,829	143,261
Service tax demand**	35,377	8,170
Income tax demand***	821,929	835,567
Goods and service tax demand****	64,689	109,293
Bank Guarantee (refer note 32)	121,000	224,872
	1,146,824	1,321,163

*	These represent claims made by the customers due to service related issues, which are contested by the Group and are pending in various District Consumer Redressal Forums in India. Also these include demand raised under Section 6 of The Employees’ Provident Fund and Misc. Provisions Act,1952 for the financial year 2017-18 and 2018-19. The management does not expect these claims/ demands to succeed and, accordingly, no provision has been recognized in the consolidated financial statements. Therefore, the same has been classified as a contingent liability.